[ ] SHARES

                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  June   , 2000

Salomon Smith Barney Inc.
PaineWebber Incorporated

As Representatives of the Several Underwriters
  c/o Salomon Smith Barney Inc.
      388 Greenwich Street
          New York, New York  10013

Dear Sirs:

         The undersigned, Seligman New Technologies Fund II, Inc., a Maryland corporation (the "Fund"), J.& W. Seligman & Co. Incorporated, a Delaware corporation (the "Manager"), and Seligman Advisors, Inc., a Delaware corporation ("Seligman Advisors"), address you as Underwriters and as the representatives (the "Representatives") of each of the other persons, firms and corporations, if any, listed in Schedule I hereto (herein collectively called "Underwriters"). The Fund proposes to issue and sell an aggregate of [__________] shares of its common stock, $.01 par value per share (the "Shares"), to the several Underwriters.

         The Fund and the Manager wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

         The Fund is entering into an investment management agreement with the Manager dated May 18, 2000 and a Custody Agreement with Investors Fiduciary Trust Company dated [ ], 2000 and such agreements are herein referred to as the "Management Agreement" and the "Custodian Agreement", respectively. Collectively, the Management Agreement and the


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Custodian Agreement are herein referred to as the "Fund Agreements." This
Underwriting Agreement is herein referred to as the "Agreement."

         1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File Nos. 333-32222 and 811-09849 under the 1933 Act and the 1940 Act, respectively) (the "registration statement"), including a prospectus and statement of additional information relating to the Shares, and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"), and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "Rule 462 registration statement"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented thereto, prior to the execution of this Agreement and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of Shares may commence, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment. If the Fund has filed a Rule 462 registration statement, then the reference herein to the term Registration Statement shall include such Rule 462 registration statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional infor-mation included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus. The terms "registration statement," "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements and other information included or incorporated by reference therein.

         The Fund has furnished the Representatives with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

         2. Agreements to Sell, Purchase and Compensate. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund and the Manager herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price of $23.70 per Share (the "Price per Share"), the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto; provided, however, that the Fund shall not be required to sell to any Underwriter any Shares as to which such Underwriter is unable to certify to the Fund in writing on the date hereof (the "Execution Date") that such Underwriter (i) has a firm offer to purchase such Shares from a customer (A) from whom it has received an Investor Certification indicating that such customer is a Qualified Investor (as defined in the Prospectus) or (B) that it otherwise believes is a Qualified Investor or (ii) has a firm offer to purchase such Shares from a broker or dealer that has entered into a Shareholder Servicing Agreement(as hereinafter defined) with the Fund who has informed the Fund in writing of the matters referred to in clause (i) as to such Shares. In the event that the Fund determines as to any Shares not to sell such Shares to an Underwriter pursuant to the foregoing proviso, the number of Shares set forth opposite the name of such Underwriter in Schedule I shall be adjusted accordingly and such Shares shall be offered for purchase at the Price per Share to one or more of the other Underwriters and one or more of such Underwriters shall have the right to purchase such Shares and Schedule I shall be adjusted to reflect the purchase of any such Shares by any Underwriter.

         The Manager agrees that it or Seligman Advisors will, and Seligman Advisors agrees that if requested by the Manager it will, make the payments to the Representatives as required by Section 4(c) hereof.

         3. Terms of Public Offering. The Fund and the Manager have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

          4.   Delivery of Shares and Payments Therefor.
               ----------------------------------------

               (a) Delivery to the Underwriters of and payment to the Fund for the Shares shall be made by means of the National Securities Clearing Corporation ("NSCC") Fund/SERV System (or by another mutually agreeable means) and shall be effected by the settlement of trade details that are transmitted to NSCC by the Fund and each Underwriter on the Execution Date (in accordance with the procedures of the NSCC). The closing shall occur at 9:00 a.m. New York City time on June , 2000 (the "Closing Date") at the office of Salomon Smith Barney Inc., 388

          Greenwich Street, New York, New York 10013 or another mutually agreeable facility. The Closing Date may be varied by agreement between you and the Fund.

               (b) The Shares shall be registered in such names and in such denominations as the Underwriters shall request in accordance with the procedures of the NSCC on the Execution Date.

               (c) Simultaneous with delivery to the Underwriters of, and payment by the Underwriters for, the Shares, the Manager or, as the case may be, Seligman Advisors, will pay to the Representatives additional compensation in connection with the sale and distribution of the Shares in the form of an advisory fee in an aggregate amount equal to 2% of the total gross offering price of the Shares to be purchased by the Underwriters hereunder, by certified or official bank check or checks payable in New York Clearing House (same-day) funds or wire transfer allocated 60% to Salomon Smith Barney Inc. and 40% to PaineWebber Incorporated to the order of such Representative.

         5. Agreements of the Fund and the Manager. The Fund and the Manager, jointly and severally, agree with the several Underwriters as follows:

               (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its best efforts to cause the Registration Statement or such post- effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after

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

          the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus or certification pursuant to Rule 497(c) or (j), as the case may be, of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Shares after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or
          (iii) when the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

               (b) The Fund, and in the case of (iii)(B) below, the Manager, will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) or for additional information,
          (ii) of the issuance by the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by (A) the Fund, any affiliate of the Fund or any representative or attorney of the Fund of any other material communication from the Commission, or (B) the

          Fund, the Manager, any affiliate of the Fund or the Manager or any representative or attorney of the Fund or the Manager of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating, in the case of either clause (A) or (B), to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), general affairs, business, prospects, properties, net assets or results of operations of the Fund or any event which should reasonably be expected to have a material adverse effect on the ability of the Manager to perform its obligations under this Agreement and the Management Agreement (other than as a result of changes in market conditions generally) or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus or any sales material, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund and the Manager will use their best efforts to obtain the withdrawal of such order at the earliest possible time. If at any time the NASD, any national securities exchange, any state securities commission, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund and the Manager will use their best efforts to obtain the withdrawal of such order at the earliest possible time.

               (c) The Fund will furnish to you, without charge, three signed copies of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, with or without exhibits, as you may reasonably request.

               (d) The Fund will not (i) file any amendment to the registration statement or the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or
          (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the 1933 Act, the 1940 Act or the Securities Exchange Act of 1934, as amended, without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

               (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

               (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the

          Rules and Regulations or any other law, rule or regulation, the Fund will forthwith notify you of such event, prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they may reasonably request. In the event that the Registration Statement or the Prospectus is to be amended or supplemented, the Fund, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

               (g) Subject to and in compliance with the description contained in the Prospectus and the terms of any agreement between the Fund and any broker or dealer that provides for such broker or dealer to provide ongoing shareholder services to customers of such broker or dealer that hold Shares (each, a "Shareholder Servicing Agreement"), the Fund will pay the ongoing shareholder servicing fees (in accordance with the description thereof in the Prospectus).

               (h) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions within the United States as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

               (i) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

               (j) The Fund will comply with the undertaking set forth in paragraph III of Item 33 of Part C of the Registration Statement.

               (k) During the period of five years hereafter, the Fund will furnish or will have furnished to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission and (ii) from time to time such other information concerning the Fund as you may reasonably request except for Forms N-SAR.

               (l) If this Agreement shall terminate or be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by you terminating this Agreement pursuant to Section 11 hereof or by notice given by the Fund terminating this Agreement pursuant to
          Section 10 hereof) or if this Agreement shall be terminated by the Underwriters because of (i) any failure or refusal on the part of the Fund or the Manager to comply with any term or fulfill any of the conditions of this Agreement required to be complied with or fulfilled by them, or (ii) the non-occurrence of any other condition in Section 9, the Fund and the Manager, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

               (m) The Fund will direct the investment of the net proceeds of the offering of the Shares (i) in accordance with the description set forth in the Prospectus and (ii) in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

               (n) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

               (o) Except as provided in the Agreement or pursuant to any dividend reinvestment plan of the Fund, the Fund will not sell, contract to sell or otherwise dispose of, any common stock or any securities convertible into or exercisable or exchangeable for common stock or grant any options or warrants to purchase common stock, for a period of 120 days after the date of the Prospectus, without the prior written consent of Salomon Smith Barney Inc.

               (p) Except as stated in this Agreement and in the Prospectus, neither the Fund nor the Manager has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares.

               (q) The Fund will direct the investment of the proceeds of the offering of the Shares so as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company under the Code.

         6. Representations and Warranties of the Fund and the Manager. The Fund and the Manager, jointly and severally, represent and warrant to each Underwriter that:

               (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and the Commission has not issued any order preventing or suspending the use of the Prepricing Prospectus.

               (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and each of the Registration Statement and the Prospectus (or any supplement or amendment to either of them) did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement and the Prospectus (and any amendment or supplement to either of them) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

               (c) All the outstanding shares of capital stock of the Fund have been duly authorized and validly issued, are fully paid and, except as described in the Registration Statement, nonassessable and are free of any preemptive or similar rights, the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and, except as described in the Registration Statement, nonassessable and free of any preemptive or similar rights and the capital stock of the Fund conforms to the description thereof in the Registration Statement or the Prospectus (or any amendment or supplement to either of them). Except for the Shares and the shares of common stock issued in accordance with Section 14(a) of the 1940 Act, no other shares of capital stock are issued or outstanding and the capitalization of the Fund conforms in all respects to the description thereof in the Registration Statement or the Prospectus (or any amendment or supplement to either of them).

               (d) The Fund has been duly formed and is validly existing in good standing as a corporation under the laws of the State of Maryland, with full corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

               (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

               (f) The Fund is not in violation of its Articles of Incorporation, By-Laws or other organizational documents or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or in material breach or default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

               (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory, body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Articles of Incorporation, By-Laws or other organizational documents of the Fund or (ii) (A) conflicts or will conflict with or constitutes or will constitute a material breach of or a default under any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or violates or (B) will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject. As of the date hereof, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

               (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common stock.

               (i) The accountants, Deloitte & Touche LLP who have audited or shall audit the Statement of Assets and Liabilities included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), have advised the Fund and the Manager that they are an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

               (j) The financial statements, together with related schedules and notes, included in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) present fairly the financial position of the Fund on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are accurately derived from such financial statements and the books and records of the Fund.

               (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the

          Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

               (l) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

               (m) Except as disclosed in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent or entered into any transaction, not in the ordinary course of business, and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Fund or any material, adverse change or any development involving or which should reasonably be expected to involve a material, adverse change in the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Fund or its capitalization, or the incurrence of any debt by, the Fund.

               (n) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute to the public any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus included in Pre-Effective Amendment No. ___ to the registration statement, the Prospectus and the sales material filed with the NASD on March 31, 2000 [and other dates, if any], as amended or supplemented.

               (o) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

               (p) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that
          (i) transactions are executed in accordance with the Board of Directors' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with the Board of Directors' general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (q) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

               (r) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares in violation of federal securities laws and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

               (s) The Fund is duly registered under the 1940 Act and Rules and Regulations as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Articles of Incorporation and Bylaws, and the investment policies and restrictions described in each of the Registration Statement and the Prospectus, comply in all material respects with the requirements of the 1940 Act and the Rules and Regulations.

               (t) All advertising, sales literature or other promotional material (including "prospectus wrappers" "broker kits," "road show slides" and "road show scripts" authorized in writing by or prepared by the Fund for use in connection with the offering and sale of the Shares (collectively, "Fund sales material")) complied and comply in all respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and, if required to be filed with the NASD under the NASD's conduct rules, were so filed and no such Fund sales material, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (u) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

               (v) No holder of any security of the Fund has any right to require registration of any Shares, capital stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

         7. Representations and Warranties of the Manager. The Manager represents and warrants to each Underwriter as follows:

               (a) The Manager is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse affect on the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Fund.

               (b) The Manager is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which could reasonably expected to have a material adverse affect on the registration of the Manager with the Commission.

               (c) There are no legal or governmental proceedings pending or, to the knowledge of the Manager, threatened against the Manager, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that could reasonably be expected to result in any material, adverse change in the condition (financial or other), properties, net assets or results of operations of the Manager or that may have a material, adverse effect on the ability of the Manager to perform its obligations under this Agreement or the Management Agreement.

               (d) Neither the execution, delivery or performance of this Agreement or the Management Agreement by the Manager, nor the consummation by the Manager of the transactions contemplated hereby or thereby (i) requires the Manager to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Manager or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or bylaws, or other organizational documents of the Manager or (ii) conflicts or will conflict with or constitutes or will constitute a material breach of or a default under, any material agreement, indenture, lease or other instrument to which the Manager is a party or by which the Manager or any of its properties may be bound, or materially violates or will materially violate any material statute, law, regulation or judgment, injunction, order or decree applicable to the Manager or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Manager pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Manager is subject, except in any case under clause (i) or (ii) as should not reasonably be expected to have a material adverse effect on the ability of the Manager to perform its obligations under this Agreement and the Management Agreement. The Manager is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

               (e) The Manager has full power and authority to enter into this Agreement and the Management Agreement, the execution and delivery of, and the performance by the Manager of its obligations under, this Agreement and the Management Agreement have been duly and validly authorized by the Manager and this Agreement and the Management Agreement have been duly executed and delivered by the Manager and constitute the valid and legally binding agreements of the Manager, enforceable against the Manager in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Manager's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

               (f) The Manager and Seligman Advisors each have the financial resources necessary for the performance of their services and obligations as contemplated in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or under this Agreement or the Management Agreement.

               (g) The description of the Manager and its business, and the statements attributable to the Manager, in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

               (h) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Manager, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by the Manager which are material to the Manager other than those in the ordinary course of its business as described in the Prospectus.

               (i) The Manager has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Manager has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Manager under any such permit.

               (j) This Agreement and the Management Agreement each comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

               (k) Except as stated in this Agreement, the Registration Statement or the Prospectus (or in any amendment or supplement to any of the foregoing), the Manager has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares or of any securities issued by the Fund to facilitate the sale or resale of the Shares, in each case, in violation of federal securities laws and the Manager is not aware of any such action taken or to be taken by any affiliates of the Manager.

               (l) In the event that the Fund or the Manager makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Manager will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

               (m) All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides," and "road show scripts" authorized in writing by or prepared by or for the Fund or the Manager for use in connection with the offering and sale of the Shares (collectively, "sales material")) complied and comply in all respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and, if required to be filed with the NASD under the NASD's conduct rules, were so filed, and no such sales material, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          8.   Indemnification and Contribution.

               (a) The Fund and the Manager, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the foregoing indemnification contained in this paragraph (a) with respect to the Prepricing Prospectus contained in Pre-Effective Amendment No. 3 to the registration statement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if it is shown that a copy of the Prospectus was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Manager may otherwise have.

               (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Manager, such Underwriter or such controlling person shall promptly notify the Fund or the Manager and the Fund or the Manager shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund or the Manager have agreed in writing to pay such fees and expenses, (ii) the Fund and the Manager have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund or the Manager and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Manager by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Manager shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund and the Manager shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Salomon Smith Barney Inc. and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Manager shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund or the Manager, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Manager agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

               (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Manager, their directors, any officers of the Fund who sign the Registration Statement and any person who controls the Fund or the Manager within the meaning of
          Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Manager to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement thereto). If any action, suit or proceeding shall be brought against the Fund or the Manager, any of their directors, any such officer or any such controlling person, based on the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to each of the Fund and the Manager by paragraph (b) above (except that if the Fund or the Manager shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such

          Underwriter's expense) and the Fund and the Manager, their directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

               (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Manager on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Manager on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Manager on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Manager on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Manager on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (e) The Fund, the Manager and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
          Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I (as the same may be adjusted pursuant to this Agreement) and not joint.

               (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

               (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Manager set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Manager or their directors or officers or any person controlling the Fund or the Manager, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Manager or their directors or officers or any person controlling the Fund or the Manager shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase any Shares hereunder are subject to, in the good faith judgment of the Underwriters, the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Manager contained herein on and as of the Execution Date, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto) and the Closing Date; to the accuracy and completeness of all statements made by the Fund, the Manager or any of their officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement, and to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Manager or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

               (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, general affairs, properties, net assets, or results of operations of the Fund or the Manager not contemplated by the Prospectus, which in your opinion, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund or the Manager or any officer or director of the Fund or the Manager which makes any statement made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares.

               (c) That you shall have received on each of the Execution Date and the Closing Date opinions of Sullivan & Cromwell, special counsel for the Fund, dated the

          Execution Date and the Closing Date, respectively, and addressed to you, as Representatives of the several Underwriters in substantially the form attached hereto as Exhibit A.

               (d) That you shall have received on each of the Execution Date and the Closing Date opinions of Frank J. Nasta, Senior Vice President, General Counsel and Secretary for the Manager, dated the Execution Date and the Closing Date, respectively, and addressed to you, as Representatives of the several Underwriters in substantially the form attached hereto as Exhibit B.

               (e) That you shall have received on each of the Execution Date and the Closing Date opinions of Skadden, Arps, Slate, Meagher & Flom LLP, dated the Execution Date and the Closing Date, respectively, and addressed to you, with respect to such matters as you may require and the Fund, the Manager and their respective counsel shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

               (f) That you shall have received on each of the Execution Date and the Closing Date letters addressed to you, as Representatives of the several Underwriters and dated each of the Execution Date and the Closing Date, respectively, from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

               (g) (i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement to any of the foregoing) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Manager or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement may be pending before or, to the knowledge of the Fund, the Manager or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives, (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in debt of the Fund from that set forth in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (or any amendment or supplement thereto); (iii) since the date of the Prospectus there shall not have been any material, adverse change in the condition (financial or other), general affairs, business, prospects, properties, net assets or results of operations of the Fund or the Manager; (iv) the Fund or the Manager must not have sustained any material loss or interference with their businesses from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all of the representations and warranties of the Fund and the Manager contained in this Agreement shall be true and correct on and as of the Execution Date and as of the Closing Date as if made on and as of the Execution Date.

               (h) That none of the Fund, the Manager or Seligman Advisors shall have failed at or prior to the Execution Date or the Closing Date to have performed or complied with any of the agreements herein contained and required to be performed or complied with by them at or prior to the Execution Date or the Closing Date.

               (i) That you shall have received on the Execution Date a certificate, dated such date, of each of the chief executive officer and chief financial officer of each of the Fund and the Manager certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers) and the representations of the Manager (with respect to the certificates from such officers of the Manager) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any material, adverse change in the condition (financial or other), business, prospects (other than as a result of a change in the financial markets generally), properties, net assets or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Manager (with respect to the certificates from such officers of the Manager), (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares or having a material, adverse effect on the Fund (with respect to the certificates from such Fund officers) or the Manager (with respect to the certificates from such officers of the Manager) has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official,
          (v) each of the Fund (with respect to certificates from such Fund officers) and the Manager (with respect to certificates from such officers of the Manager) has performed and complied with all agreements that this Agreement require it to perform by such Closing Date, (vi) neither the Fund (with respect to the certificate from such officers of the Fund) nor the Manager (with respect to the certificate from such officers of the Manager) has sustained any material loss or interference with its business from any court or from legislative or other governmental action order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement to either of them and (vii) with respect to the certificate from such officers of the Fund, there has not been any change in the capital stock of the Fund nor any material increase in the debt of the Fund from that set forth in the Prospectus (or any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (or any amendment or supplement thereto).

               (j) That you shall receive on the Closing Date a certificate, dated such date, of each of the chief executive officer and chief financial officer of each of the Fund and Manager certifying that the certifications provided in paragraph (i) above remain true as of such date.

               (k) That the Fund and the Manager shall have furnished to you such further certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund and the Manager).

               All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

               Any certificate or document signed by any officer of the Fund or the Manager and delivered to you, as Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund or the Manager to each Underwriter as to the statements made therein.

         10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when the Registration Statement or such post- effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you, or by you by notifying the Fund.

         If any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, no Underwriter will be under any obligation to purchase any Shares that were to be purchased but were not purchased by any other Underwriter and, subject to the consent of the Underwriters, the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be amended to reflect any reduction in aggregate Shares to be offered and the Underwriters in this Agreement and the Prospectus and any other required changes to this Agreement, the Prospectus or any other document. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect to any such default of any such Underwriter under this Agreement. The Fund may terminate this Agreement and have no obligation to sell any Shares to the Underwriters if the total number of Shares to be purchased by the Underwriters on the Closing Date is less than two-thirds of the total shown on Schedule I. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter is obligated to purchase. Any Shares that the Fund determined not to sell to an Underwriter pursuant to the proviso contained in Section 2 hereof shall not be considered Shares that any Underwriter is obligated, but fails or refuses, to purchase.

         Any notice under this Section 10 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11.      Termination of Agreement.

               (a) This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Fund or the Manager by notice to the Fund or the Manager if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National

          Market, Nasdaq SmallCap Market or the Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established (ii) additional governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally [(except for any governmental restrictions already adopted with delayed effective dates)] or a general moratorium on commercial banking activities shall have been declared by Federal or any state authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial, economic, legal or regulatory conditions, occurs, the effect of which is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering prices to the public set forth on the cover page of the Prospectus. Notice of such termination may be given to the Fund or the Manager by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

               (b) In the event of termination of this Agreement in accordance with the foregoing clause (a), (i) the Fund agrees to immediately reimburse each Underwriter on the Closing Date (or such other date that NSCC settles the purchase and sale of the Shares) the dollar amount previously paid to the Fund by such Underwriter by wire transfer to the order of such Underwriter and (ii) each Underwriter agrees not to sell any Shares to its customers.

         12. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any sales material (and all amendments or supplements to any of them) as may be reasonably requested for use in connection with the offering and sale of the Shares, (c) the preparation, printing, authentication, issuance and delivery of certificates (if any) for the Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Shares, (d) the registrations or qualifications of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (e) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent, (f) the expenses of delivery to the Underwriters and dealers (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, the Prepricing Prospectus, any sales material and all amendments or supplements to the Prospectus as may be requested for use in connection with the offering and sale of the Shares, (g) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Shares, and (h) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD and incurred with respect to the review of the offering of the Shares by the NASD.

         Notwithstanding the foregoing, in the event that the sale of the Shares is not consummated pursuant to Section 2 hereof, the Manager will pay the costs and expenses of the Fund set forth above in this Section 12, and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with Section 5(l) hereof.

         13. Information Furnished by the Underwriters. The statements set forth in the first paragraph and the eleventh paragraph under the caption "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished to the Fund in writing by or on behalf of the

Underwriters through you as such information is referred to herein, expressly for use in the Prospectus.

         14. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Manager, c/o J.& W. Seligman & Co. Incorporated at 100 Park Avenue, New York, New York 10017
Attention: Frank J. Nasta, Esq., (b) if to you, as Representatives of the Underwriters, at the office of Salomon Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013, Attention: Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108,
Attention: Thomas A. DeCapo, Esq.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Manager, their directors and officers and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" or the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Manager and Seligman Advisors and the several Underwriters.


                                                     Very truly yours,

                                                     SELIGMAN NEW TECHNOLOGIES
                                                     FUND II, INC.



                                                     By:
                                                       -------------------------
                                                         Title:




                                                     J.& W. SELIGMAN & CO.
                                                     INCORPORATED



                                                     By:
                                                       -------------------------
                                                      Title:



                                                    SELIGMAN ADVISORS, INC.



                                                     By:
                                                       -------------------------
                                                      Title:

Confirmed as of the date first above written on behalf of themselves and the other several Underwriters named in
Schedule I hereto.

By:  SALOMON SMITH BARNEY INC.


         By:
            ---------------------
            Title:  Director


AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS

By:  SALOMON SMITH BARNEY INC.


         By:
            ---------------------
            Title:  Director


By:  PAINEWEBBER INCORPORATED


         By:
            ---------------------
            Title:  Director

                                   SCHEDULE I

                                                                        NUMBER
NAME OF UNDERWRITER                                                    OF SHARES

Salomon Smith Barney Inc...........................................
PaineWebber Incorporated ..........................................
Advest, Inc........................................................
CIBC World Markets Corp............................................
A.G. Edwards & Sons, Inc. .........................................
McDonald Investments Inc., A KeyCorp. Company .....................
Raymond James & Associates, Inc....................................